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-------------------------------         Applicants signing in New York must use this form.
Lincoln Life & Annuity                                   American Legacy(R)
Company of New York                                   Shareholder's Advantage
Home office: Syracuse, New York       Shareholder's Advantage is a variable annuity contract.
-------------------------------

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     Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a   Contract Owner   Maximum age of Contract Owner is 89.

                                                                    Social Security number/TIN [_][_][_]-[_][_]-[_][_][_][_]
     ____________________________________________________________
     Full legal name or trust name*
                                                                    Date of birth [_][_] [_][_] [_][_]   [_] Male   [_] Female
                                                                                  Month    Day   Year
     ____________________________________________________________
     Street address
     (If PO Box, physical street address required)
                                                                    Home telephone number [_][_][_]/[_][_][_]-[_][_][_][_]
     ____________________________________________________________
     City                     State                    ZIP
                                                                    Date of trust* [_][_] [_][_] [_][_]   Is trust revocable?*
                                                                                   Month    Day   Year    [_] Yes   [_] No
     ____________________________________________________________
     Trustee name*
                                                                    *This information is required for trusts.

1b   Joint Contract Owner   Maximum age of Joint Contract Owner is 89.

                                                                    Social Security number    [_][_][_]-[_][_]-[_][_][_][_]
     ____________________________________________________________
     Full legal name
                                                                    Date of birth [_][_] [_][_] [_][_]   [_] Male   [_] Female
                                                                                  Month    Day   Year
                                                                                                         [_] Spouse [_] Non-spouse

2a   Annuitant   (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
                 Maximum age of Annuitant is 89.

                                                                    Social Security number    [_][_][_]-[_][_]-[_][_][_][_]
     ____________________________________________________________
     Full legal name
                                                                    Date of birth [_][_] [_][_] [_][_]   [_] Male   [_] Female
                                                                                  Month    Day   Year
     ____________________________________________________________
     Street address
                                                                    Home telephone number [_][_][_]/[_][_][_]-[_][_][_][_]
     ____________________________________________________________
     City                     State                    ZIP

2b   Contingent Annuitant    Maximum age of Contingent Annuitant is 89.

                                                                    Social Security number    [_][_][_]-[_][_]-[_][_][_][_]
     ____________________________________________________________
     Full legal name

3    Beneficiary(ies) of Contract Owner   (List additional Beneficiaries on separate sheet.
                                          If listing children, use full legal names.)

     ____________________________________________________________   __________________________________  ______________  _______%
     Full legal name or trust name*  [_] Primary  [_] Contingent    Relationship to Contract Owner      SSN/TIN

     ____________________________________________________________   __________________________________  ______________  _______%
     Full legal name or trust name*  [_] Primary  [_] Contingent    Relationship to Contract Owner      SSN/TIN

     ____________________________________________________________   __________________________________  ______________  _______%
     Full legal name or trust name*  [_] Primary  [_] Contingent    Relationship to Contract Owner      SSN/TIN

     ____________________________________________________________   Date of trust* [_][_] [_][_] [_][_]  Is trust revocable?*
     Executor/Trustee name*                                                        Month    Day   Year   [_] Yes  [_] No

                                                                    *This information is required for trusts.

     To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953AL-NY).

4    Type of American Legacy Contract

     Nonqualified: [_] Initial contribution OR [_] 1035 exchange

     Tax-qualified (must complete plan type):  [_] Initial contribution, tax year________  OR  [_] Transfer (to same market)  OR
                                               [_] Rollover (to different market)

     Plan type (check one): [_] Roth IRA [_] Traditional IRA

                            [_] Non-ERISA 403(b)/+/ (transfers only)  /+/Indicate plan year-end:  [_][_] [_][_]
                                                                                                  Month   Day
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5a   Allocation (This section must be completed.)                  5b Dollar Cost Averaging (Complete only if electing DCA.)

     Initial minimum: $1,500                                       $1,500 minimum required in the holding account
     Future contributions will follow the allocation below.        ------------------------------------------------------------
     If DCA option is selected, the entire amount of each          Total amount to DCA:              $ _____________
     future contribution will follow the allocation in                                       OR
     Section 5b.                                                   MONTHLY amount to DCA:            $ _____________
                                                                   ------------------------------------------------------------

     If no allocations are specified in Section 5a or 5b, the      OVER THE FOLLOWING PERIOD:         __________________
     entire amount will be allocated to the Cash Management                                           MONTHS (6-60)
     Fund, pending instructions from the Contract Owner.           ------------------------------------------------------------
     -----------------------------------------------------------   FROM THE FOLLOWING HOLDING ACCOUNT (check one):
     Please allocate my contribution of:                           [_] DCA Fixed Account
     $ ____________________   OR   $ ___________________           [_] Cash Management Fund/1/
      Initial contribution         Approximate amount              [_] U.S. Govt./AAA-Rated Securities Fund/1/
                                   from previous carrier
     -----------------------------------------------------------   ------------------------------------------------------------
     INTO THE FUND(S) BELOW          Use whole percentages         INTO THE FUND(S) BELOW            Use whole percentages
     -----------------------------------------------------------   ------------------------------------------------------------
     __________ %  Global Discovery Fund                                                           /1/ The DCA holding account
     __________ %  Global Growth Fund                                                                  and the DCA fund elected
     __________ %  Global Small Capitalization Fund                                                    cannot be the same.
     __________ %  Growth Fund                                     __________ %  Global Discovery Fund
     __________ %  International Fund                              __________ %  Global Growth Fund
     __________ %  New World Fund                                  __________ %  Global Small Capitalization Fund
     __________ %  Blue Chip Income and Growth Fund                __________ %  Growth Fund
     __________ %  Growth-Income Fund                              __________ %  International Fund
     __________ %  Asset Allocation Fund                           __________ %  New World Fund
     __________ %  Bond Fund                                       __________ %  Blue Chip Income and Growth Fund
     __________ %  High-Income Bond Fund                           __________ %  Growth-Income Fund
     __________ %  U.S. Govt./AAA-Rated Securities Fund            __________ %  Asset Allocation Fund
     __________ %  Cash Management Fund                            __________ %  Bond Fund
     __________ %  DCA Fixed Account (must complete 5b)            __________ %  High-Income Bond Fund
                                                                   __________ %  U.S. Govt./AAA-Rated Securities Fund/1/
     ========== %  Total (must = 100%)                             __________ %  Cash Management Fund/1/

                                                                   ========== %  Total (must = 100%)
                                                                   ------------------------------------------------------------
                                                                   Future contributions will not automatically start a new
                                                                   DCA program. Instructions must accompany each DCA
                                                                   contribution.
----------------------------------------------------------------   ------------------------------------------------------------
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5c   Cross-Reinvestment or Portfolio Rebalancing

     To elect either of these options, please complete the Cross-Reinvestment form (28051AL-NY) or the Portfolio Rebalancing form (28887AL-NY).

6    Benefit Options

     Death benefits
     Select one: (If no benefit is specified, the default death benefit will be the Guarantee of Principal death benefit.)

     [_] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.
     [_] I/We hereby elect the Guarantee of Principal death benefit.

     Living benefit
     [_] I/We hereby elect the Principal Security Benefit/2/ option.

     /2/If the contract is tax-qualified, maximum age is 80. For IRA contracts, the annual amount available for withdrawal under the Principal Security Benefit may not be sufficient to satisfy the minimum distributions required by law beginning at age 70 1/2. Therefore, the owner may be required to make withdrawals that exceed the Annual Withdrawal Limit. Withdrawals in excess of the Annual Withdrawal Limit may quickly and substantially decrease the amount guaranteed by the Principal Security Benefit, especially in a declining market. If this contract is intended for use as an IRA contract, you should consider whether the Principal Security Benefit is appropriate for your circumstances. You should consult your tax advisor.

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7    Automatic Withdrawals $10,000 minimum account balance is required.

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     [_] Please provide me with automatic withdrawals totaling _____% of total contract value or $_________________
         (Withdrawal minimums: $50 per distribution/$300 annually), payable as follows:

     [_] Monthly  [_] Quarterly  [_] Semi-annually  [_] Annually      Begin withdrawals in [_][_]  [_][_][_][_]
                                                                                           Month       Year
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     Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required, depending on state of residency.

     ELECT ONE: [_] Do withhold taxes Amount to be withheld ____% (must be at least 10%)
                [_] Do not withhold taxes

     PAYMENT
     METHOD: Direct deposit  [_] Checking (attach a voided check)  OR  [_] Savings (attach a deposit slip)

             I/We authorize Lincoln Life & Annuity Company of New York to deposit payments to the account and financial institution identified below. Lincoln Life & Annuity Company of New York is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life & Annuity Company of New York of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

             __________________________________________________________________________________________________________________
             Bank name                                                                        Bank telephone number

8    Automatic Bank Draft

     ________________________________________________________________   _______________________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     __________________________________________________________________________________________________________________________
     Bank name                                                                                Bank telephone number

     $______________________________
     Monthly amount                      Automatic bank draft start date:  [_][_]   [_][_]   [_][_]
                                                                           Month   Day(1-28)  Year

     [_] Checking (attach a voided check)  OR  [_] Savings (attach a deposit slip)

         I/We hereby authorize Lincoln Life & Annuity Company of New York to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life & Annuity Company of New York has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life & Annuity Company of New York and the financial institution a reasonable opportunity to act on it.

9    Replacement

     Does the applicant have any existing life policies or annuity contracts?
     [_] Yes  [_] No
     Will the proposed contract replace any existing annuity or life insurance?
     [_] Yes  [_] No

     (Attach a state replacement form.)

     __________________________________________________________________________________________________________________________
     Company name

     _____________________________________________________________________________   __________________________________________
     Plan name                                                                       Year issued

10   Signatures

     From time to time, interest credited to amounts allocated to the six-, 12-, or 24-month Dollar Cost Averaging Fixed Account will exceed our actual earnings on supporting assets, less appropriate risk and expense deductions. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your contract. Your contract charges will not increase as a result of these higher interest rates being credited to the Dollar Cost Averaging Fixed Account.

     We also offer other types of annuities, with different fee structures, including some that offer lower fees. You should carefully consider whether this contract is the best product for you. All fees and features for this product are fully described in the contract and prospectus.
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10   Signatures (continued)

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy Shareholder's Advantage and American Funds Insurance Series(R) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     _______________________________________________________________________________________
     Signed at city                     State
                                                                                               Date [_][_]  [_][_]  [_][_]
                                                                                                     Month   Day     Year

     _______________________________    ____________________________________________________
     Signature of Contract Owner        Joint Contract Owner (if applicable)

     _______________________________________________________________________________________
     Signed at city                     State
                                                                                               Date [_][_]  [_][_]  [_][_]
                                                                                                     Month   Day     Year
     _______________________________________________________________________________________
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

===============================================================================================================================
         THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIAL ADVISER. Please type or print.
===============================================================================================================================

11   Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE: [_] No  [_] Yes  If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and Annuitant(s):
     (Attach a state replacement form.)
                                                                                                              $
     __________________________________________________________________________________________________________________________
     Company name                                                               Year issued                     Amount

12   Additional Remarks

     __________________________________________________________________________________________________________________________

13   Dealer Information   Licensing appointment with Lincoln Life & Annuity Company of New York is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 12.

     ___________________________________________________________________________   [_][_][_]/[_][_][_]-[_][_][_][_]
     Registered representative's name (print as it appears on NASD licensing)      Registered representative's telephone number

     ___________________________________________________________________________   [_][_][_]-[_][_]-[_][_][_][_]
     Client account number at dealer (if applicable)                               Registered representative's SSN

     __________________________________________________________________________________________________________________________
     Dealer's name

     __________________________________________________________________________________________________________________________
     Branch address                            City                                          State                   ZIP

     [_] CHECK IF BROKER CHANGE OF ADDRESS     Rep code at firm _______________________________________________________________

14   Representative's Signature

     The representative hereby certifies that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Lincoln Life & Annuity Company of New York approved sales materials in conjunction with this sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     __________________________________________________________________________________________________________________________
     Signature

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Send completed application -- with a check made payable to Lincoln Life &
Annuity Company of New York -- to your investment dealer's home office or to:

Lincoln Life & Annuity Company of New York       By Express Mail: Lincoln Life & Annuity Company of New York
Servicing Office - P.O. Box 2348                                  Attention: American Legacy Operations
Fort Wayne, IN 46801-2348                                         1300 South Clinton Street
                                                                  Fort Wayne, IN 46802

If you have any questions regarding this application, please call Lincoln Life & Annuity Company of New York at 800 443-8137.
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